Exhibit 10.8

                       SCHEDULE TO SUBSCRIPTION AGREEMENTS
                                 March 10, 1999

In addition to the  Subscription  Agreement  dated March 10,  1999,  between the
Company and Del Steiner,  the Company on the same date granted shares to each of the following subscribers:
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                                Name of Optionee                          No. of Shares
                ------------------------------------------------- ------------------------------
                ------------------------------------------------- ------------------------------
                Jack Kennedy                                                 200,000
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                Stan Moore                                                   100,000
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                Paul Rohde                                                   150,000
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                Kenneth A. Scott, Inc.                                       100,000
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                Cardinal Forestry Consulting Co. Ltd.                        100,000
                ------------------------------------------------- ------------------------------
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                Sterling Securities Ltd.                                     100,000
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                Michael C. Bousfield                                         225,000
                ------------------------------------------------- ------------------------------
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                Robert S. Rein                                               100,000
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                Bradford P. Shaffer                                          100,000
                ------------------------------------------------- ------------------------------
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                Myron P. Forst                                               50,000
                ------------------------------------------------- ------------------------------
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                David S. Consani                                             32,000
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